UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NEURALSTEM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEURALSTEM, INC.
9700 Great Seneca Highway
Rockville, Maryland, 20850

April 24, 2008

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Neuralstem, Inc. to be held at 9700 Great Seneca Highway, Rockville, Maryland, 20850 at 11:00 am Eastern Standard Time on Wednesday, May 28, 2008.

At the meeting, shareholders will be asked to vote on the election of four directors, the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the Company’s 2008 fiscal year, and the approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 75,000,000 shares to 150,000,000 shares.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of Neuralstem, Inc.

Sincerely,

/s/ Karl Johe

Karl Johe,
Chairman

NEURALSTEM, INC.
9700 Great Seneca Highway
Rockville, Maryland, 20850

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 28, 2008

To the Shareholders of Neuralstem, Inc.:

The annual meeting of the shareholders of Neuralstem, Inc., a Delaware corporation, (the “Company”), will be held at 11:00 am Easter Standard Time on Wednesday, May 28, 2008, at 9700 Great Seneca Highway, Rockville, Maryland, 20850 for the following purposes:

(1)	To elect the following four directors: (i) 1 directors to serve as Class I directors for a period of 1 years; (ii) 1 director to serve as a Class II director for a period of 2 years; and (iii) 2 directors to serve as Class III directors for a period of 3 year.
(2)	To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the 2008 fiscal year.
(3)	To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 75,000,000 shares to 150,000,000 shares.
(4)	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 21, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Returning the enclosed proxy card will not affect your right to vote in person if you attend the meeting.

By order of the Board of Directors

Karl Johe,
Chairman of the Board of Directors

Rockville, Maryland
April 24, 2008

Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience.

NEURALSTEM, INC.
9700 Great Seneca Highway
Rockville, Maryland, 20850

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 28, 2008

April 24, 2008

General

The enclosed proxy is solicited on behalf of the Board of Directors of Neuralstem, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of shareholders to be held at 11:00 am Eastern Standard Time on Wednesday, May 28, 2008 at 9700 Great Seneca Highway, Rockville, Maryland, 20850 (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about April 29, 2008 to all shareholders entitled to vote at the annual meeting.

About the Meeting

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on April 21, 2008 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on six items:

(1)	The election of four directors consisting of: 1 class I directors; 1 class II director; and 2 class III directors.
(2)	The ratification of Stegman & Company as the Company’s independent registered public accounting firm for the 2008 fiscal year.
(3)	The approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 75,000,000 shares to 150,000,000 shares.

How do I vote?

Shareholders of Record

You can vote on the Internet or by telephone by following the instructions you received in the mail. If you received a full printed set of our proxy materials in the mail, you can also vote by mail. Finally, you can vote in person at the meeting.

Street Name Holders

You can vote on the Internet or by telephone by following the instructions you received in the mail. If you received a full printed set of our proxy materials in the mail, you can also vote by mail. You can vote in person at the meeting only if you obtain a signed proxy from your broker, bank or nominee giving you this right. Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

(1)	FOR each of the persons nominated by the Board of Directors to serve as directors.
(2)	FOR the ratification of the appointment of Stegman and Company as independent registered public accounting firm for the 2007 fiscal year.
(3)	FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized common stock.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Messrs Garr and Johe to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 32,075,875 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 16,037,938 shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For the proposal to approve the amendment to the Company’s Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of common stock on the Record Date will be required for approval. An abstention with respect to this proposal is not an affirmative vote and therefore will have the same effect as a negative vote.

For all other proposals, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority as to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers above. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our principal executive office Attn: Shareholder Services, 9700 Great Seneca Highway Rockville, Maryland, 20805. If you are a beneficial owner, you can revoke your proxy by following the instructions sent to you by your broker, bank or other nominee.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on April 21, 2008 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement;
•	FOR ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the 2008 fiscal year.
•	FOR the approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized common stock.

PRINCIPAL STOCKHOLDERS

The following tables set forth certain information regarding the beneficial ownership of our common stock. Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our common stock. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

The following table sets forth information regarding beneficial ownership of our capital stock as of April 10, 2008 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;
•	each of our directors and named executive officers; and
•	all of our directors and executive officers as a group.

	Common Stock
Name	Amount(1)%
Karl Johe(2)	2,369,484	7.39
Stanley Westreich(3)	2,231,404	6.96
Merrill Solomon(4)	2,177,097	6.79
Richard Garr(5)	1,973,084	6.15
William Oldaker(6)	132,200	0.41
John Conron(7)	160,000	0.34
Scott Ogilvie(8)	35,000	0.11
Executives Officers and Directors as a Group	6,796,865	21.19

Pursuant to

(1)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrant. There are 32,075,875 shares of common stock issued and outstanding as of April 10, 2008.
(2)	Includes 1,769,484 common shares and 600,000 vested options.
(3)	Includes 2,031,404 common shares and 200,000 vested options.
(4)	Includes 2,057,097 common shares and 120,000 vested options.
(5)	Includes1,373,084 common shares and 600,000 vested options.
(6)	Includes 37,200 common shares, 88,750 vested options, and 6,250 options will vest in the next 60 days.
(7)	Includes 10,000 common shares, 131,250 vested options and 18,750 options will vest in the next 60 days.
(8)	Includes 28,750 vested options, and 6,250 options will vest in the next 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and stockholders owning more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange and are required by SEC regulations to furnish us with copies of all forms they file pursuant to these requirements. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2007:

Name of Reporting Person	Type of Report Filed Late	No. of Transactions Reported Late
William Oldaker	Form 3 — Initial Statement of Beneficial Ownership	1
Karl Johe	Form 4 — Statement of Change in Beneficial Ownership	2

CORPORATE GOVERNANCE

Our board of directors currently consists of four members.

Pursuant to our amended and restated bylaws, commencing at our 2008 annual meeting, the Company’s board shall be classified with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, one class (“Class I”) whose initial term expires at the 2009 annual meeting of stockholders, another class (“Class II”) whose initial term expires at the 2010 annual meeting of stockholders, and another class (“Class Ill”) whose initial term expires at the 2011 annual meeting of stockholders, with each class to hold office until its successors are elected and qualified.

Our board of directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require its approval, the board of directors provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management.

There are three committees of the board of directors: the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee. Committee assignments will be re-evaluated annually and approved during the board meeting which follows the annual meeting of shareholders.

Independent Directors

The board of directors has determined that, in its judgment as of the date of this Proxy, Messrs Oldaker and Ogilvie are “independent” as defined in the listing standards of the American Stock Exchange. None of the independent directors had any transactions, relationships or arrangements with the company that were not otherwise disclosed in this proxy statement, and were considered by the Board in making the independence determination.

Classification of Directors and Change of Control

Our Board of Directors consists of four members. On July 16, 2007, the Company amended its bylaws to provide for a staggered board, commencing in 2008.

Pursuant to our amended bylaws, we have a classified board of directors divided into three classes with staggered three-year terms. Only one class of directors may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. Each class of the Board is required to have approximately the same number of directors. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change control of the Company by replacing a majority of the classified Board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our amended bylaws, directors may only be removed by from office by a vote of the majority of the shares then outstanding and eligible to vote.

The bylaws contain advance notice procedures with respect to stockholder proposals and further limit stockholder rights to nominate candidates for election as directors. These provisions may discourage stockholders from nominating directors or bringing any other business at a particular meeting if the stockholders do not follow the proper procedures.

Code of Ethics

We have adopted a “Code of Ethics for Directors, Officers and Employees” that applies to all employees, including our executive officers. A copy of our code can be viewed on our website at www.neuralstem.com.

Procedures for Nominating Directors

The Governance and Nominating Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. Moreover, the nomination and corporate governance committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the board meet the definition of “independent director” under AMEX rules.

In addition to the above considerations, the Governance and Nominating Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board. The Governance and Nominating Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Governance and Nominating Committee, by stockholders, or any other source.

The Governance and Nominating Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Governance and Nominating Committee c/o Chief Financial Officer at the address indicated on the Notice of Annual Meeting of Stockholders. Any recommendations submitted to the Chief Financial Officer should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected.

As permitted by SEC rules, stockholders who wish to submit a proposal or nominate a person as a candidate for election to our board of directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our Chief Financial Officer at our principal executive offices prior to the first anniversary of the preceding year’s annual meeting.

The Governance and Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance and Nominating Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance and Nominating Committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The Governance and Nominating Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

Shareholder Communications with Non-Management Members of the Board

The Company has adopted a formal process for shareholder communications with the independent members of the Board. The policy, which is available on the Company’s website, www.neuralstem.com is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc. 9700 Great Senecca Highway, Rockville, Maryland 20850.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by the Company that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2007, the board of directors held 1 meetings and acted 11 times by unanimous consent. Each director attended at least 75% of the total number of meetings of the board and the board committees of which he was a member in 2007.

On May 16, 2007, the board created the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. The board of directors and each committee has adopted charters for all of such Committees. Copies of these charters can be found on the Company’s website at http:www.neuralstem.com.

The table below identifies the Board’s standing committees and committee membership:

Name	Audit Committee Member	Compensation Committee Member	Governance and Nominating Committee Member
I. Richard Garr
Karl Johe
William Oldaker	✓	✓	✓
Scott Ogilvie	✓	✓	✓

Attendance of Directors at Meetings

The Company’s policy regarding attendance by members of the board of directors is as follows:

The board of directors currently holds regularly scheduled meetings and calls for special meetings as necessary. Meetings of the board may be held telephonically. Directors are expected to attend all board meetings and meetings of the Committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties.

Audit Committee

The Company has established a designated standing audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs Ogilvie and Oldaker. The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Audit Committee’s purpose is to oversee the accounting andi financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company’s internal audit function and independent auditor. The Audit Committee reviews and assesses the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of the independent auditor.

The Audit Committee met 3 times during 2007.

The Audit Committee will meet at least 4 times with the Company’s management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select and engage the independent auditors, assess the adequacy of the Company’s staff, management performance and procedures in connection with financial controls and receive and consider the auditor’s comments on the Company’s internal controls.

Our board of directors has determined that Mr. Ogilvie is an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Compensation Committee

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation and benefit programs. Messrs Ogilvie and Oldaker are the members of the Compensation Committee.

The Compensation Committee met 5 times during 2007.

Governance and Nominating Committee

The Governance and Nominating Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s Corporate Governance Guidelines, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

The current members of the Nomination and Corporate Governance Committee are Scott V. Ogilvie and William Oldaker. The Committee met 1 time during 2007.

COMPENSATION OF DIRECTORS

Fiscal Year Ended December 31, 2007

For the fiscal year ended December 31, 2007, we adopted a compensation plan for independent members serving on our board of directors. Pursuant to the plan, each eligible director received:

•	Options to purchase 20,000 shares of common stock upon joining the board. The options vest as follows: (i) 10,000 vest on the one month anniversary of joining the Board; and (ii) 10,000 vest quarterly over a one year period commencing on the date such Director joined the Board;
•	Each Director received, starting on their first year anniversary of service and each subsequent anniversary thereafter, options to purchase 10,000 shares of common stock. These annual stock option awards vest quarterly during the year; and
•	Each Director received options to purchase an additional 5,000 shares for each committee on which he or she serves. These special grant options will vest quarterly during the year.

The exercise price for the options to be granted to the independent directors shall be the market price of the stock on each applicable grant date. The options were granted pursuant to our 2005 Stock Plan.

Fiscal Year Ending December 31, 2008

Effective January 1, 2008, the compensation committee revised the independent director compensation plan. Starting January 1, 2008, each eligible director shall receive:

Option Grants

First Year Grant.  Upon joining the board, individual will receive options to purchase 45,000 common shares. The options shall vest as follows: (i) 25,000 shall vest on the one month anniversary of joining the Board; and (ii) 20,000 shall vest quarterly over a one year period commencing on the date such Director joins the Board. For purpose of the First Year option grant, all current eligible directors will be considered “First Year” directors and be eligible for such grant;

Annual Grant.  Starting on the first year anniversary of service, and each subsequent anniversary thereafter, each eligible director will be granted options to purchase 20,000 shares of common stock. These Annual Grants will vest quarterly during the year; and

Committee Grant.  Each Director will receive options to purchase an additional 5,000 shares for each committee on which he or she serves. These Committee Grants will vest quarterly during the year.

The exercise price for the options to be granted to the independent directors shall be the market price of the stock on each applicable grant date. The options shall expire 7 years from the grant date. The option will be granted pursuant to our 2005 Stock Plan.

Cash Compensation

Board Retention Amount.  Each director shall receive a $20,000 annual board retainer. The retainer shall be payable quarterly commencing on January 1, 2008.

Committee Retainer.  In addition to the Board Retention Amount, each director serving on a committee shall receive an additional $5,000 per committee on which he serves.

SUMMARY NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table summarizes the compensation for our non-employee board of directors for the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
William Oldaker Independent Director(1)			$22,756				$22,756
Audit Committee(2)			$7,174				$7,174
Compensation Committee(2)			$7,174				$7,174
Nomination Committee(2)			$7,174				$7,174
Scott Ogilvie Independent Director(1)			$22,756				$22,756
Audit Committee(2)			$7,174				$7,174
Compensation Committee(2)			$7,174				$7,174
Nomination Committee(2)			$7,174				$7,174

(1)	On April 12, 2007, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker options to purchase 20,000 shares of our common stock. The options were issued pursuant to our 2005 Stock Plan. The exercise price per share is $3.30 and will expire 7 years from the date of grant. The individual grants vest as follows: (i) 10,000 options vest upon the one month anniversary of joining the board; and (ii) 10,000 options vest quarterly through the year.
(2)	On May 16, 2007, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker, options to purchase 15,000 shares of our common stock (5,000 shares per each committee on which they serve). The options were issued pursuant to our 2005 Stock Plan. The exercise price per share is $3.87 and the options vest quarterly over the year.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

Under the Company’s amended and restated bylaws, the number of directors of the Company is fixed by the Board of Directors, and may be increased or decreased by resolution of the Board of Directors, provided the Board shall consist of at least three (3) members. Currently, the Board has fixed the number of directors at four persons.

Pursuant to our amended and restated bylaws, commencing at our 2008 annual meeting, the Company’s board shall be classified with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, one class (“Class I”) whose initial term expires at the 2009 annual meeting of stockholders, another class (“Class II”) whose initial term expires at the 2010 annual meeting of stockholders, and another class (“Class Ill”) whose initial term expires at the 2011 annual meeting of stockholders, with each class to hold office until its successors are elected and qualified.

The Governance and Nominating Committee has nominated and the Board of Directors has approved the nominations of four persons to serve as directors of each designated class until such class’s term expires, or until each director’s successor is elected and qualified. Each of the nominees has agreed to serve if elected. The nominees are as follows:

Recommendation of Our Board of Directors

The Board of Directors recommends that you vote FOR each of the director nominees named below. Proxies will be voted FOR each of the nominees named below unless you otherwise specify in your proxy.

Class III Directors.

The following table sets forth certain information with respect to the nominees for election as Class III Directors of the Corporation who will be voted upon at the Annual Meeting. Messrs Garr and Johe currently serve as directors whose terms will expire at the Annual Meeting. The Class III directors will serve until our 2011 annual meeting.

Name	Age	Position
I. Richard Garr	55	Chief Executive Officer, President, General Counsel and Director
Karl Johe, Ph.D.	47	Chief Scientific Officer, Chairman of the Board, and Director

Class II Director.

The following table sets forth certain information with respect to the nominees for election as Class II Directors of the Corporation who will be voted upon at the Annual Meeting. Mr. Oldaker currently serves as a director whose terms will expire at the Annual Meeting. The Class II director will serve until our 2010 annual meeting.

Name	Age	Position
William Oldaker(1)	66	Director

(1)	Mr. Oldaker qualifies as an independent director within the meaning of the AMEX rules and regulations. He currently serves on the Audit Committee, Compensation Committee and the Nomination and Governance Committee.

Class I Director.

The following table sets forth certain information with respect to the nominee for election as the Class I Director of the Corporation who will be voted upon at the Annual Meeting. Mr. Ogilvie currently serve as a director whose terms will expire at the Annual Meeting. The Class I director will serve until our 2009 annual meeting.

Name	Age	Position
Scott V. Ogilvie(1)	53	Director

(1)	Mr. Ogilvie qualifies as an independent director within the meaning of the AMEX rules and regulations. He currently serves on the Audit Committee, Compensation Committee and the Nomination and Governance Committee. He qualifies as a “financial expert” within the meaning of the SEC rules and regulations related to Audit Committees. Mr. Ogilvie serves on the board of directors of Preferred Voice, Inc. and Innovative Card Technologies, Inc.

Mr. I. Richard Garr, JD has been our Chief Executive Office, Board Director & Co-Founder since 1996. Mr. Garr was previously an attorney with Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies. Mr. Garr is a graduate of Drew University (1976) and the Columbus School of Law, The Catholic University of America (1979). Additionally, he was a founder and current Board member of the First Star Foundation, a children’s charity focused on abused children’s issues; a founder of The Starlight Foundation Mid Atlantic chapter, which focuses on helping seriously ill children; and is a past Honorary Chairman of the Brain Tumor Society.

Mr. Karl Johe, Ph.D. has been our Chief Scientific Officer, Chairman & Co-Founder since 1996. Dr. Johe has over 15 years of research and laboratory experience. Dr. Johe is the sole inventor of Neuralstem’s granted stem cell patents and is responsible for strategic planning and development of the Company’s therapeutic products. Dr. Johe received his Bachelor of Arts Degree in Chemistry from the University of Kansas. Dr. Johe also received a Master’s Degree from the University of Kansas and his doctorate was received from the Albert Einstein College of Medicine. From 1993 to January 1997, Dr. Johe served as a Staff Scientist at the Laboratory of Molecular Biology of the National Institute of Neurological Disease and Stroke in Bethesda, Maryland. While holding this position, Dr. Johe conducted research on the isolation of neural stem cells, the elucidation of mechanisms directing cell type specification of central nervous system stem cells and the establishment of an in vitro model of mammalian neurogenesis.

Mr. William Oldaker, has served on our board of directors since April 12, 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker, Biden & Belair, LLP. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of WashingtonFirstBank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm.

Mr. Scott V. Ogilvie, has served on our board of directors since April 12, 2007. Mr. Ogilvie serves as CEO and President of Gulf Enterprises International, Ltd.. Gulf Enterprises International, Ltd, through its United States and Gulf Cooperative Counsel (“GCC”) operating partners and strategic shareholders, brings GCC regional as well as U.S. and international expertise, investment capital and operating platforms to the Middle East and North Africa markets in areas such as Infrastructure, Industrial, IT, Energy, Entertainment, Health Care and Real Estate. Mr. Ogilvie is also Managing Director & COO of CIC Group. Formed in 1995, CIC Group is a privately owned international financial services and investment holding company. Mr. Ogilvie began his career as a corporate and securities lawyer with Hill, Farrer & Burrill. Mr. Ogilvie has extensive public and private corporate board experience in finance, real estate, and technology companies. He is a founding member of the board of directors of the American Kuwaiti Alliance, a U.S. non profit corporation comprised of prominent Kuwaiti and U.S. companies and institutions. Mr. Ogilvie received his BSBA-Finance degree from the University of Denver and holds his JD from the University of California, Hastings College of Law.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE.

MANAGEMENT

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Age	Date of Appointment	Position
I. Richard Garr	55	1996	Chief Executive Officer, President, General Counsel and Director
Karl Johe, Ph.D.	47	1996	Chief Scientific Officer, Chairman of the Board, and Director
Scott V. Ogilvie	53	April 2007	Director
William Oldaker	66	April 2007	Director
John Conron	57	April 2007	Chief Financial Officer

Mr. I. Richard Garr, JD has been our Chief Executive Office, President, Board Director & Co-Founder since 1996. Mr. Garr was previously an attorney with Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies. Mr. Garr is a graduate of Drew University (1976) and the Columbus School of Law, The Catholic University of America (1979). Additionally, he was a founder and current Board member of the First Star Foundation, a children’s charity focused on abused children’s issues; a founder of The Starlight Foundation Mid Atlantic chapter, which focuses on helping seriously ill children; and is a past Honorary Chairman of the Brain Tumor Society.

Mr. Karl Johe, Ph.D. has been our Chief Scientific Officer, Chairman & Co-Founder since 1996. Dr. Johe has over 15 years of research and laboratory experience. Dr. Johe is the sole inventor of Neuralstem’s granted stem cell patents and is responsible for strategic planning and development of the Company’s therapeutic products. Dr. Johe received his Bachelor of Arts Degree in Chemistry from the University of Kansas. Dr. Johe also received a Master’s Degree from the University of Kansas and his doctorate was received from the Albert Einstein College of Medicine. From 1993 to January 1997, Dr. Johe served as a Staff Scientist at the Laboratory of Molecular Biology of the National Institute of Neurological Disease and Stroke in Bethesda, Maryland. While holding this position, Dr. Johe conducted research on the isolation of neural stem cells, the elucidation of mechanisms directing cell type specification of central nervous system stem cells and the establishment of an in vitro model of mammalian neurogenesis.

Mr. Scott V. Ogilvie, has served on our board of directors since April 12, 2007. Mr. Ogilvie serves as CEO and President of Gulf Enterprises International, Ltd.. Gulf Enterprises International, Ltd, through its United States and Gulf Cooperative Counsel (“GCC”) operating partners and strategic shareholders, brings GCC regional as well as U.S. and international expertise, investment capital and operating platforms to the Middle East and North Africa markets in areas such as Infrastructure, Industrial, IT, Energy, Entertainment, Health Care and Real Estate. Mr. Ogilvie is also Managing Director & COO of CIC Group. Formed in 1995, CIC Group is a privately owned international financial services and investment holding company. Mr. Ogilvie began his career as a corporate and securities lawyer with Hill, Farrer & Burrill. Mr. Ogilvie has extensive public and private corporate board experience in finance, real estate, and technology companies. He is a founding member of the board of directors of the American Kuwaiti Alliance, a U.S. nonprofit corporation comprised of prominent Kuwaiti and U.S. companies and institutions. Mr. Ogilvie received his BSBA-Finance degree from the University of Denver and holds his JD from the University of California, Hastings College of Law.

Mr. William Oldaker, has served on our board of directors since April 12, 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker, Biden & Belair, LLP. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of WashingtonFirstBank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm.

Mr. John Conron has served as our Chief Financial Officer effective April 1, 2007. Mr. Conron, a Certified Public Accountant, joins the Company after 30 plus years in the field of corporate finance. Since 2003, Mr. Conron has been consulting early stage companies by providing critical outsource CFO functions such as implementation of accounting systems, creation and monitoring of internal controls, Sarbanes Oxley compliance, audit preparation, financial modeling and strategic planning. Prior to his work as a consultant, Mr. Conron worked for Cyberstar, Inc., a wholly owned subsidiary of Loral Space & Communications, Inc., where he held the position of CFO from 2000 to 2003. Mr. Conron joined Cyberstar from Transworld Telecommunications, Inc., a Qualcom spin-off which offered telecommunication services in Russia, where he served as CFO.

Mr. Conron also served as CFO and on the board of directors of Mercury Communications in London. Mercury was the European subsidiary of Cable & Wireless.

Messrs. Garr, Johe, and Conron provide their services as executive officers on a full-time permanent basis.

There are no family relationships between any two or more of our directors or executive officers. Our executive officers are appointed by our board of directors and serve at the board’s discretion. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

None of our directors or executive officers has, during the past five years:

•	had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time,
•	been convicted in a criminal proceeding and none of our directors or executive officers is subject to a pending criminal proceeding,
•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities, or
•	been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information for our last two most recent completed fiscal year concerning the compensation of (i) the Principal Executive Officer and (ii) all other executive officers of Neuralstem, Inc. who earned over $100,000 in salary and bonus during the last two most recently completed fiscal year ended December 31, 2007 and December 31, 2006 (together the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Award ($)	Nonequity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earning ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)		(d)		(e)	(f)(2)	(g)	(h)	(i)(1)	(j)
I. Richard Garr Chief Executive Officer (Principal Executive Officer)	2007	$357,000		26,750		—	—	—	—	33,384	417,134
	2006	$336,750	(3)	186,146	(5)	—	—	—	—	31,614	554,510

Dr. Karl Johe Chief Scientific Officer	2007	$345,000	(6)	26,750		—	570,478 (8)	—	—	207,384 (7)	636,612
	2006	$425,250	(4)	186,146	(5)	—	—	—	—	31,614	643,010

John Conron Chief Financial Officer	2007	$80,000		10,000		—	315,000	—	—	—	405,000
	2006	$—		—		—	—	—	—	—	—

Merrill Solomon	2007	$141,000		11,750		—		—	—	26,655	179,405
	2006	$132,000		—		—		—	—	31,614	163,614

(1)	Includes automobile allowance, perquisites and other personal benefits.
(2)	For additional information regarding the valuation of Option Awards, refer to Note 2 of our financial statements in the section captioned “Stock Options.”
(3)	Includes $312,750 paid pursuant to employment agreement and $24,000 of 1099 income for partial year service as general counsel.
(4)	Includes $300,750 paid pursuant to employment agreement and $124,500 of 1099 of income for certain additional work performed in connection with our grants.
(5)	Includes bonus for 2005 and 2006 in the amounts of $60,000 and $126,146 respectively.
(6)	Includes $321,000 paid pursuant to employment agreement and $24,000 of 1099 income for certain additional work performed in connection with our grants.
(7)	Includes $150,000 paid in connection to termination of Hi-Med Licensure Agreement and assignment of intellectual property residual rights.
(8)	Includes 333,333 options awarded on September 20, 2007. This item does not include warrants granted in connection with the termination of Hi-Med Licensure Agreement and assignment of intellectual property residual rights.

EMPLOYMENT AGREEMENTS
AND CHANGE-IN-CONTROL ARRANGEMENTS

Employment Agreement with I. Richard Garr

On January 16, 2008, our Compensation Committee approved the amendment of Mr. Garr’s employment agreement with the Company. Effective January 1, 2008, Mr. Garr’s annual salary was increased to $407,000. In additional, the Compensation Committee approved a bonus award of up to 85% of Mr. Garr’s base salary for the year ending on December 31, 2008 in the event certain objectives are achieved. The agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. The term of the agreement is until October 31, 2012.

The agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Garr is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Garr during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Termination Date	Amount of Payment(1)
October 31, 2008	$1,628,000
October 31, 2009	$1,221,000
October 31, 2010 until the end of Contract	$1,000,000

(1)	Assumes payment of annual salary of $407,000 and a monthly automobile allowance of $500.00. Does not include health benefits, bonuses or increase in annual salary.

Mr. Garr’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Karl Johe, Ph.D.

On January 16, 2008, our Compensation Committee approved the amendment of Mr. Johe’s employment agreement with the Company. Effective January 1, 2008, Mr. Johe’s annual salary was increased to $396,000. In additional, the Compensation Committee approved a bonus award of up to 85% of Mr. Johe’s base salary for the year ending on December 31, 2008 in the event certain objectives are achieved. The agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. The term of the agreement is until October 31, 2012.

The agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Johe is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Johe during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Termination Date	Amount of Payment(1)
October 31, 2008	$1,584,000
October 31, 2009	$1,188,000
October 31, 2010 until end of Contract	$1,000,000

(1)	Assumes payment of annual salary of $396,000 and a monthly automobile allowance of $500.00. Does not include health benefits, bonuses or increase in annual salary.

Dr. Johe’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with John Conron.

On April 12, 2007, we entered into a one year part-time employment agreement with Mr. Conron. The agreement provides for a monthly compensation in the amount of $10,000. As part of the agreement, we granted Mr. Conron options to purchase 100,000 common shares. The options vest as follows: (i) 25,000 immediately; and (ii) 75,000 vest quarterly over the year. The agreement also provides for acceleration of the options in the event Mr. Conron is terminated without cause or in the event of a change in control. The agreement also contains non-solicitation, confidentiality and non-competition covenants.

On January 16, 2008, our Compensation Committee approved the amendment of Mr. Conron’s employment agreement with the Company. Effective April 1, 2008, Mr. Conron’s annual salary will increase to $225,000 and he will be entitled to a monthly automobile allowance of $500. In additional, the Compensation Committee approved a bonus award of up to 35% of Mr. Conron’s base salary for the year ending on December 31, 2008 in the event certain objectives are achieved.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information concerning unexercised options; stock that has not vested; equity incentive; and awards for each Named Executive Officer outstanding as of the end of the last completed fiscal year.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Award: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)	(j)
I. Richard Garr Chief Executive Officer (Principal Executive & General Council)	600,000		600,000	(1)	$.50	7/28/15
Karl Johe(3) Chief Scientific Officer			333,333	(4)	$3.01	9/20/17
	600,000		600,000	(1)	$.50	7/28/15
John Conron Chief Financial Officer	81,250		18,750	(2)	$3.15	4/1/15

(1)	The Options were granted pursuant to our 2005 Stock Plan. The options vest annual at a rate of 300,000 per year. The applicable vesting dates are July 28, 2006, 2007, 2008 and 2009.
(2)	The Options were granted pursuant to our 2005 Stock Plan. 25,000 options vest on April 1, 2007 and the remaining 75,000 options vest at a quarterly rate of 18,750 per quarter. The applicable vesting dates are July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008.
(3)	Outstanding equity awards for Mr. Johe do not include warrants to purchase an aggregate of 3,000,000 shares of the issuers common stock that were issued on June 5, 2007. For a further description of the warrants, please refer to the section of this Proxy entitled “Transactions and Business Relationships with Management and Principal Shareholders.”
(4)	On September 20, 2007, our Compensation Committee granted Karl Johe, our Chairman and Chief Scientific Officer, options to purchase an aggregate of 333,333 shares of our common stock at a price per share of $3.01 pursuant to our 2005 Stock Plan. The options expire 5 years from the date when they become exercisable. Additionally, the options will become immediately exercisable upon an event which would result in an acceleration of Mr. Johe’s stock options granted under his employment agreement. The options vest on October 31, 2010. The Options have a value of $570,478.

TRANSACTIONS AND BUSINESS RELATIONSHIPS WITH
MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2007 or which have been proposed since December 31, 2007:

•	On April 1, 2007, in consideration for the services to be rendered by John Conron, our Chief Financial Officer, we granted Mr. Conron stock options to purchase 100,000 shares of our common stock. The exercise price per share is $3.15 and will expire on April 1, 2015. The stock options will vest as follows:
(i)	25,000 options shall vest immediately; and
(ii)	the remaining 75,000 shall vest at the end of each quarter from the date of grant so that 100% of the options shall be vested in 12 months subject to Executive continued employment.
•	On April 12, 2007, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker options to purchase 20,000 shares of our common stock. The options were issued pursuant to our 2005 Stock Plan. The exercise price per share is $3.30 and will expire 7 years from the date of grant. The individual grants vest as follows:
(i)	10,000 options vest upon the one month anniversary of joining the board; and
(ii)	10,000 options vest quarterly through the year.
•	On May 16, 2007, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker, options to purchase 15,000 shares of our common stock (5,000 shares per each committee on which they serve). The options were issued pursuant to our 2005 Stock Plan. The exercise price per share is $3.87 and the options vest quarterly over the year. The options will expire on June 28, 2014.
•	On June 5, 2007, in exchange for: (i) the acquisition of certain residual rights; and (ii) the cancellation of the Hi Med Technologies, Inc. licensing agreement, we issued Karl Johe, our Chairman and Chief Scientific Officer, warrants to purchase an aggregate of 3,000,000 shares of our common stock at a price per share of $3.01 and expire 5 years from the date when they become exercisable. Additionally, the warrants will become immediately exercisable upon an event which would result in an acceleration of Mr. Johe’s stock options granted under his employment agreement. The warrants vest as follows:
(i)	1,000,000 warrants vest on October 31, 2010; and
(ii)	2,000,000 warrants vest on October 31, 2011.

In addition to the warrants, we also made a one-time cash payment to Mr. Johe in the amount of $150,000.

•	On September 20, 2007, our Compensation Committee granted Karl Johe, our Chairman and Chief Scientific Officer, options to purchase an aggregate of 333,333 shares of our common stock at a price per share of $3.01 pursuant to our 2005 Stock Plan. The options expire 5 years from the date when they become exercisable. Additionally, the options will become immediately exercisable upon an event which would result in an acceleration of Mr. Johe’s stock options granted under his employment agreement. The option vests on October 31, 2010.
•	On January 21, 2008 the Compensation Committee approved a new board compensation plan effective January 1, 2008. Please refer to the section entitled “Compensation of Directors” contained herein for a description of such plan.
•	On January 21, 2008, the Compensation Committee approved to amend the employment contracts of Messrs, Garr, Johe and Conron. The amendment for Messrs Garr and Johe are effective as of

January 1, 2008. The amendment of Mr. Conron is effective on April 1, 2008. For a further description of such amendments, please refer to the section entitled “Employment Agreements and Change in Control Arrangements” contained herein.
•	On January 21, 2008, pursuant to our 2007 Stock Plan, the Compensation Committee approved the issuance of the following grants:

Karl Johe, Chairman and Chief Science Officer — options to purchase 2.1 million shares of common stock at a price of $3.66 per share. The options vest over 3.5 years with the vesting period commencing on January 1, 2008 with 700,000 options vesting on each of February 28, 2009, April 30, 2010, and June 30, 2011. The option expire on January 1, 2018.

Richard Garr, Chief Executive Officer and General Council — options to purchase 2.1 million shares of common stock at a price of $3.66 per share. The options vest over 3.5 years with the vesting period commencing on January 1, 2008 with 700,000 options vesting on each of February 28, 2009, April 30, 2010, and June 30, 2011. The options expire on January 1, 2018.

John Conron, Chief Financial Officer — options to purchase 1 million shares of common stock at a price of $2.60 per share. The options vest over 3 years effective April 1, 2008 with 333,333 options vesting on each of March 31, 2009, 2010 and 2011. The options expire on April 1, 2018.

•	On April 1, 2008, we granted Mr. Conron, our Chief Financial Officer, options to purchase 50,000 shares of our common stock. The options were granted as bonus compensation for services performed since April 1, 2007 when he joined the company and were granted pursuant to our 2005 Stock Plan. The options have an exercise price of $2.60 per share and will expire on April 1, 2018.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our 2005 & 2007 Stock Plans as of December 31, 2007.

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available or Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2005 Stock Plan, as amended	3,200,659	$1.19	799,344
2007 Stock Plan	0	N/A	6,150,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,200,659	$2.59	6,949,344

2005 Stock Plan as Amended

Our board of directors adopted the 2005 Stock Plan on July 27, 2005, and it was subsequently approved by our stockholders. The 2005 Stock Plan provides for the grant of stock options or stock to our employees, directors, and consultants of up to 4,000,000 common shares. On June 26, 2008, the Company’s board of directors approved an amendment to the Company’s 2005 Stock Plan. The primary effect of the amendment was to: (i) provide for the ability of the compensation committee to make stock grants; (ii) to prohibit the issuance of stock options below the market price on the date of issuance; and (iii) to clarify the procedure with regard to the exercise of options granted under the plan. On July 31, 2007 the Company’s shareholders ratified the amendment. As of February 29, 2008 options to purchase a total of 3,200,659 shares of common stock were outstanding under the 2005 Stock Plan at a weighted average exercise price of $1.19 per share. At February 29, 2008, 2,749,344 shares of our common stock remained available for future issuance under our 2005 Stock Plan.

2007 Stock Plan:

On June 26, 2008, the Company’s board of directors adopted the 2007 Stock Plan. The 2007 Stock Plan provides for issuances of: (i) restricted stock grants; (ii) options; (iii) stock appreciation rights; and (iv) stock bonuses to our officers, directors, employees and consultants. Pursuant to the plan, all grants must be made at no less than the fair market value on the day of grant. The Company reserved 6,150,000 common shares for issuance under the plan. On July 31, 2007, the Company’s shareholders ratified the amendment.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board, a copy of which may be found on the Company’s website, www.neuralstem.com. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants. In fulfilling its oversight responsibilities, the Audit Committee:

•	reviewed the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;
•	reviewed with Stegman, the independent auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards;
•	reviewed the written disclosures and the letter required by Independent Standards Board Standard No. 1. In addition, the Committee has discussed with Stegman their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence;
•	been advised by Stegman that it has discussed with the Committee and management all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements;
•	discussed with Stegman the overall scope and plans for its audit. The Committee meets with Stegman, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting process;
•	based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission; and
•	selected Stegman to serve as the Company’s independent auditors for 2008.

Respectfully submitted,

Scott V. Ogilvie
William Oldaker

PROPOSAL 2
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Stegman & Company (“Stegman”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008. The Board has endorsed this appointment and it is being presented to the shareholders for ratification.

Representatives of Stegman are expected to be present at the 2008 annual meeting (either in person or by teleconference), will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Stegman as the Company’s independent registered public accountants is not required by the Company’s bylaws or otherwise. However, the Board is submitting the appointment of Stegman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the best interests of the Company and its shareholders.

CHANGES IN AND DISAGREEMENTS
WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Prior Auditor David Banerjee

On January 29 2007, we formally appointed David Banerjee (“Banerjee”) as our independent registered public accounting firm for purposes of auditing our financial statements for the fiscal year ended December 31, 2006. The decision to engage Banergee was approved by our board of directors.

During the two most recent fiscal years and the interim period from December 31, 2007 through April 11, 2008, neither the Registrant nor anyone on its behalf consulted Banerjee regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided to the Registrant that Banerjee concluded was an important factor considered by the Registrant in reaching a decision as an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (as defined in Regulation S-B Item 304(a)(1)).

Termination of Dave Banerjee and Appointment of Stegman & Company

Effective October 10, 2007, the Audit Committee of the Board of Directors dismissed Dave Banerjee CPA (“Banerjee”) as its independent registered public accounting firm. Effective October 15, 2007, the Audit Committee engaged Stegman & Company (the “New Auditor”) as its independent registered public accounting firm.

Banerjee’s report on the Company’s financial statements for the past year did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Banerjee, for the last two fiscal years or the interim period from April 1, 2007 through the date of his dismissal on October 10, 2007, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Banerjee, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the two most recent fiscal years and the interim period from December 31, 2007 through April 11, 2008, neither the Registrant nor anyone on its behalf consulted the New Auditor regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided to the Registrant that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (as defined in Regulation S-B Item 304(a)(1)).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Fees Paid to the Independent Registered Public Accounting Firm

The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors for our 2007 and 2006 fiscal years:

Type of Fees	2007	2006
Audit Fees
Stegman & Company	$47,000	$—
Dave Banerjee	18,152	25,000
Audit Related Fees	—	—
Tax Fees
Stegman & Company	5,500	—
Dave Banerjee	—	4,050
All Other Fees	—	—
Total Fees	$70,652	$29,050

The Company’s Audit Committee must pre-approve all engagements of the independent auditor by the Company, and fees to be charged for such services, as required by the Audit Committee’s charter (and the rules of the Securities and Exchange Commission), subject to the de-minimis exception for expenditures for non-audit services. The pre-approval requirement is waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes not more than 5% of the total fees paid by the Company to its auditors during the fiscal year, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee who has been authorized by the Audit Committee to grant such approvals. In reviewing non-audit services, the Audit Committee will consider whether the provision of non-audit services, if any, by the independent auditors is compatible with maintaining the independent auditors independence.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 75,000,000 SHARES TO 150,000,000 SHARES

The Board of Directors has approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock which the Company is authorized to issue from 75,000,000 shares to 150,000,000 shares. The Board of Directors unanimously recommends that the Company’s shareholders approve this amendment.

As of the Record Date, 32,075,875 shares of the Company’s common stock were issued and outstanding. An additional 10,200,000 shares of common stock were reserved for future issuance under the Company’s 2005 and 2007 stock plans, of which 8,350,659 shares were covered by outstanding options and 1,799,341 shares were available for future grant or purchase. Additionally, the company has 11,208,515 warrants outstanding, which when exercised, will require the Company to issue the common stock.

The Board of Directors believes that the number of authorized shares of common stock remaining available for future issuance is not sufficient to enable the Company to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company’s best interests to increase the number of authorized shares of common stock as described above. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue common stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends (including stock splits in the form of stock dividends). Further, the Board of Directors believes the availability of additional shares of common stock will enable the Company to attract and retain talented officers, employees, directors and consultants through the grant of stock options and other stock-based incentives, including restricted stock grants under the proposed 2007 Equity Incentive Plan. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder’s percentage voting power.

If this Proposal 3 is approved, the authorized shares of common stock in excess of those issued and outstanding, and those issuable pursuant to outstanding options, the existing stock option plans and common stock underlying warrants, is estimated to be approximately 85,667,360 shares. These shares will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company’s shareholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the common stock may then be listed or traded. The Company does not presently have any plans to issue any of these shares other than as discussed in this proxy statement. However, upon issuance, these shares will have the same rights as the outstanding shares of common stock. Holders of the Company’s common stock do not have preemptive rights.

The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the Company’s best interests and in the best interests of the Company’s shareholders.

The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of common stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company’s management.

Vote Required

Adoption of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

Text of Proposed Amendment; Effectiveness

The text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix I to this Proxy Statement. If adopted by the shareholders, the Amended Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK.

PROPOSAL 4
OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2008 annual meeting. If any other matters are properly brought before the 2008 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

GENERAL INFORMATION

Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2009 annual meeting of shareholders and that shareowners desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than December 30, 2008, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2008 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the shareholder must give advance written notice to the Company by April 25, 2008, which is 10 days after we publically disclosed the date of the meeting. Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

We have hired The Altman Group to assist in soliciting proxies at a cost of approximately $6,000 plus reasonable and approved out of pocket expenses.

Form 10-KSB and Amended Form 10-KSB — Annual Report

Enclosed herewith is the Company’s Annual Report on Form 10-KSB, as amended, for the 2007 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Mr. John Conron, Chief Financial Officer, Neuralstem, Inc., 9700 Great Seneca Highway, Rockville, Maryland 20850, Exhibits to Form 10-KSB, as amended, will also be provided upon specific request. The materials will be provided without charge.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, each of the persons named as proxy holder, I. Richard Garr and Karl Johe, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By order of the Board of Directors

/s/ Karl Johe

Karl Johe
Chairman of the Board
Neuralstem, Inc.

Rockville, Maryland
April 24, 2008

Appendix I

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
NEURALSTEM, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:  That by written consent in lieu of a meeting of the Board of Directors of Neuralstem, Inc. resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for a vote of the stockholders at the annual meeting of stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended to increase the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 by changing the Article thereof numbered “IV” so that, as amended, said Article shall be and read as follows:

The corporation shall have authority to issue shares as follows:

150,000,000 shares of Common Stock, par value $0.01 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

7,000,000 shares of Preferred Stock, par value $0.01 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this  day of May, 2008.

By:	I. Richard Garr Chief Executive Officer

I-1

NEURALSTEM INC.

The undersigned hereby appoints I Richard Garr and Karl Johe, and each of them, as proxies, with full power of substitution, to vote all shares of common stock of Neuralstem Inc. that the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders of Neuralstem, Inc. to be held at 11 a.m., eastern standard time on Wednesday, May 28, 2008, and at any adjournment or postponement thereof.

This proxy authorizes the persons named above, and each of them, to vote at their discretion on any other matter that may come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM INC.

May 28, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20433030000000000000 2 052808

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSAL 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 4 directors to our Board to hold office until their respective class term expires and until their successors are elected and qualified.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:

○	I Richard Garr	Class III Nominee to serve until 2011
○	Karl Johe	Class III Nominee to serve until 2011
○	William Oldaker	Class II Nominee to serve until 2010
○	Scott Ogilvie	Class I Nominee to serve until 2009

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2008.	☐	☐	☐
3. To approve an amendment to the Company's Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 75,000,000 to 150,000,000.	☐	☐	☐
4. Upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM INC.

May 28, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20433030000000000000 2 052808

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSAL 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 4 directors to our Board to hold office until their respective class term expires and until their successors are elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

- ○ I Richard Garr — Class III Nominee to serve until 2011
- ○ Karl Johe — Class III Nominee to serve until 2011
- ○ William Oldaker — Class II Nominee to serve until 2010
- ○ Scott Ogilvie — Class I Nominee to serve until 2009

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2008.	☐	☐	☐
3. To approve an amendment to the Company's Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 75,000,000 to 150,000,000.	☐	☐	☐
4. Upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.